UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 9, 2004
                Date of Report (Date of earliest event reported)


                         STRATFORD AMERICAN CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         ARIZONA                      000-17078                  86-0608035
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
    of Incorporation)               File Number)             Identification No.)


2400 E. Arizona Biltmore Circle,
Building 2, Suite 1270,
Phoenix, Arizona                                                    85016
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (602) 956-7809


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On November 9, 2004, Scottsdale Thompson Peak, LLC, an 80% owned subsidiary of Stratford American Corporation (the "Company"), sold the property located at 20225 North Scottsdale Road, Scottsdale, Arizona (the "Property") to Holualoa Arizona Inc, an Arizona corporation ("Holualoa"), pursuant to the terms of the Purchase and Sale Agreement dated August 30, 2004, between the Scottsdale Thompson Peak, LLC and Holualoa.

     The Purchase and Sale Agreement provided for the payment by Holualoa to Scottsdale Thompson Peak, LLC, of the sum of $31,400,000 as the purchase price for the Property. After Scottsdale Thompson Peak, LLC pays all expenses of the sale and repays any debt outstanding on the Property Scottsdale Thompson Peak, LLC expects to receive approximately $7,468,000 in cash from the sale of the Property. The Company expects to receive $5,970,000 from the proceeds of the sale of the Property.

     There is no material relationship between Holualoa and the Company or any affiliate, director, officer or associate of the Company.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

     (b)  PRO FORMA FINANCIAL INFORMATION

     The Company is filing as Exhibit 99.1 to this Form 8-K the following unaudited pro forma condensed consolidated financial information, which is based on the historical financial statements of the Company and its majority and wholly-owned subsidiaries, adjusted to give effect to the sale of the Property (the "Transaction"):

     (1) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year ended December 31, 2003 and the nine months ended September 30, 2004

     (2) Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

     (3) Unaudited Pro Forma Condensed Consolidated Balance Sheet Information as of September 30, 2004; and

     (4) Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet Information

     The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2003 and the nine months ended September 30, 2004 give effect to the Transaction as if it had occurred as of January 1, 2003. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004 gives effect to the Transaction as if it had been completed as of September 30, 2004.

FORWARD LOOKING STATEMENTS

     The foregoing contains forward-looking statements that involve known and unknown risks and uncertainties. Forward-looking statements are identified by words or phrases such as "expects" and other similar expressions. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate, and the forward-looking statements based on these assumptions could be incorrect.

     (c)  EXHIBITS

     Tthe  following  exhibits are filed as part of this Current  Report on Form
8-K:

     Exhibit No.        Description
     -----------        -----------

        99.1 Unaudited Pro Forma Condensed Consolidated Financial Information of Stratford American Corporation

        99.2 Purchase and Sale Agreement, dated August 30, 2004, by and between Holualoa Arizona, Inc. and Scottsdale Thompson Peak, LLC

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  November 15, 2004.
                                           STRATFORD AMERICAN CORPORATION


                                           By: /s/ Daniel E. Matthews
                                               ---------------------------------
                                               Daniel E. Matthews, Controller,
                                               Secretary and Treasurer

                                  EXHIBIT INDEX


     Exhibit No.        Description
     -----------        -----------

        99.1 Unaudited Pro Forma Condensed Consolidated Financial Information of Stratford American Corporation

        99.2 Purchase and Sale Agreement, dated August 30, 2004, by and between Holualoa Arizona, Inc. and Scottsdale Thompson Peak, LLC